SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2003

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13888	06-1385548
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

Brandywine West, 1521 Concord Pike, Suite 301, Wilmington, Delaware 19803
(Address of Principal Executive Offices, including Zip Code)

        Registrant’s Telephone Number, including Area Code: 302-778-8227

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        GrafTech International Ltd. (the “Corporation”) hereby incorporates by reference the contents of the press release, dated September 21, 2003, reaffirming 2003 earnings guidance and establishing its outlook for 2004. A copy of this press release is furnished herewith as Exhibit 99.1.

        The Corporation hereby incorporates by reference the contents of the press release, dated September 21, 2003, announcing the launch of an equity offering. A copy of this press release is furnished herewith as Exhibit 99.2.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 22, 2003

GRAFTECH INTERNATIONAL LTD. By: /s/ Karen G. Narwold —————————————— Karen G. Narwold Vice President, General Counsel, Human Resources and Secretary

EXHIBIT INDEX

99.1	Press release of GrafTech International Ltd., dated September 21, 2003.

99.2	Press release of GrafTech International Ltd., dated September 21, 2003.